Exhibit 10.1

	Google Inc. 1600 Amphitheatre Parkway Mountain View, CA 94043 Tel: (650) 623-4000 Fax:(650) 618-1711	Google Services Agreement ORDER FORM	Google SPD Rep: [*] Google SPD Director: [*] Google Sales Engineer: [*] Google Legal Contact: [*]

CUSTOMER (FULL LEGAL NAME): InfoSpace Sales LLC		GSA Effective Date: October 1, 2005	NDA Effective Date:
	Corporate Contact Information	Billing Contact Information	Legal Notices to:
Attention:	[*]	[*]	[*]
Title:	Director Strategic Partnerships	Finance	General Counsel
Address, City, State, Postal Code, Country:	601 108th Avenue NE, Suite 1200, Bellevue WA 98004	601 108th Avenue NE, Suite 1200, Bellevue WA 98004	601 108th Avenue NE, Suite 1200, Bellevue WA 98004
Phone:	[*]	[*]	[*]
Fax:
Email:	[*]	[*]
Technical Contact:	[*]	[*]	[*]
Customer Wire Transfer Info (if applicable): [*] Account#: [*]		D&B DUNS Number: [*]	VAT/Tax Number: [*]
Order Form Effective Date: October 1, 2005		Initial Services Term: October 1, 2005 – March 31, 2009

SEARCH SERVICES

SEARCH SERVICES	Non- Refundable Annual Service and Support Fee	Monthly Search Fee Minimum Payment	Search Fees	Safe Search (Check if applicable)	Language Restrict (Check if applicable)	Country/Location Restrict (Check if applicable)

☒ WebSearch Services

Est. Query Vol./Day

WebSearch Site(s):

[*]

Additional syndicated and sub-syndicated sites, as approved by Google

WebSearch Client Application(s):

[*] and others

approved by Google hereunder.

(For complete list of pre-approved sites that compose the Site and approved Client Applications, see Exhibit C attached hereto)

	[*]	[*]	[*]	[*] SafeSearch [*] [*] [*]	[*] If checked, specify languages: [*]	[*] If checked, specify country: [*]

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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ADSENSE SERVICES

ADSENSE FOR SEARCH (“AFS”)	Customer’s AFS Revenue Share Percentage (%)	AFS Deduction Percentage (%)	Specifications

☒ AdSense for Search

AFS Site:

[*]

Additional syndicated and sub-syndicated sites, as approved by Google.

AFS Client Application(s):

[*] and others approved by Google hereunder.

(For complete list of pre-approved sites that compose the Site and approved Client Applications, see Exhibit C attached hereto)

	[*]	[*] [*]	[*] See Exhibit A for other AFS Specifications
Optional AdSense for Search Features: (check the applicable boxes)	[*] AdSafe Level: [*]

To Be Completed By Google Finance
Customer PO #: ☐ Credit Check Complete	Currency: ☒ US Dollar ☐ Japanese Yen ☐ Other:

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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GSA Order Form Terms and Conditions

1.	Incorporation of Google Services Agreement. This Order Form, including the terms and conditions hereunder, shall be governed by and incorporates by reference the Google Services Agreement between Google and Customer with the GSA Effective Date set forth in the Cover Page of this Order Form (the “GSA”). The GSA and this Order Form together comprise the “Agreement.”

2.	Services Term. The term of this Order Form shall commence on the Order Form Effective Date and shall continue for the period of the Initial Services Term stated above, unless earlier terminated as provided in this Agreement. Thereafter, this Order Form may be renewed [*]. For purposes of this Agreement, the term of any renewal hereunder is referred to as the “Renewal Term,” and the Initial Services Term, together with the Renewal Term, if any, may also be referred to as the “Services Term.”

3.	Defined Terms. The following capitalized terms shall have the meanings set forth below. Capitalized terms used but not defined in this Order Form shall have the meanings stated in the GSA.

GENERAL

3.1. “Ads” or “Advertising Results” means the AFS Ads ordered by Customer and served by Google under this Order Form, as further defined in Section 1.1 of the GSA.

3.2. “Client Application” is as defined in Section 2.6 of the GSA.

3.3. “Client ID” means a unique alphanumeric code provided to and used by Customer as specified by Google for purposes of identifying each Query. Google will assign and provide Customer with a Client ID for each Site, and may modify the Client IDs or the number of Client IDs for each Service from time to time upon written notice to Customer; provided, however, that Customer shall have [*] from such notice to implement any changes to the nature or number of Client IDs previously assigned and provided to Customer hereunder. Customer will use Client IDs as instructed by Google, and will provide such information to Google as Google may reasonably request with respect to the use and application of any Client IDs.

3.4. “Customer’s Technical Contact” means the technical employee of Customer designated on the Cover Page of this Order Form, or as subsequently designated by Customer to Google from time to time during the Service Term upon written notice.

3.5. “End Users” of a particular Site or Client Application (as defined in Section 2.6 of the GSA) means individual, human end users who visit or use the applicable Site or Client Application.

3.6. “Non-US Syndicated Site” means a Syndicated Site whose Results Pages are served from Web sites the language, content and activities of which are primarily directed and targeted to End Users outside the United States and Canada, as determined by Google [*].

3.7. “Order Form Effective Date” means the date designated as such on the Cover Page of this Order Form.

3.8. “Query” means a WebSearch Query and/or AFS Query, as further defined in Section 1.1 of the GSA.

3.9. “Results Page” means a Web page on which Google search and/or advertising results provided under this Agreement are displayed.

3.10. “Search Results” means the WebSearch results provided by Google through any Search Service ordered by Customer under this Order Form, as further defined in Section 1.1 of the GSA.

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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3.11. “Site(s)” means the WebSearch Site(s), AFS Site(s), Syndicated Sites, Non-Hosted Syndicated Sites and Directory Service Sites, collectively, as further defined in Section 1.1 of the GSA. The “WebSearch Site(s)” and “AFS Site(s),” are those Web sites located at the URLs and identified as such on the Cover Page(s) of this Order Form, as the same may be amended from time to time as permitted herein. The list of WebSearch Site(s), AFS Site(s), Syndicated Sites, Non-Hosted Syndicated Sites and Directory Service Sites may be updated from time to time subject to Google’s prior written consent, which approval shall not be unreasonably withheld and provided in accordance with and subject to the approval process set forth in Section 1.4.3 of the GSA. Notwithstanding anything to the contrary set forth herein, with respect to requirements applicable to Syndicated Sites, Non-Hosted Syndicated Sites and Directory Service Sites, in the event of a conflict between the terms of this Order Form and the GSA, the terms of the GSA shall control.

3.12. “Syndicated Site” is as defined in Section 1.4.1 of the GSA.

3.13. “Valid IP Addresses” means those Internet protocol addresses provided by Customer via the Google Administrative Console prior to implementation of the applicable Services. The list of Valid IP Addresses may be modified by Customer upon [*] notice to Google via the online Google Administration Console located at [*], or such other URL as may be updated by Google from time to time.

3.14. “US Syndicated Site” means a Syndicated Site whose Results Pages are served from Web sites the language, content and activities of which are primarily directed and targeted to End Users in the United States and Canada, as determined by Google [*].

ADSENSE FOR SEARCH

3.15. “AFS Ads” means the advertisements provided by Google to Customer under this Agreement through Google’s AFS Service.

3.16. “AFS Deduction” for any period during the Services Term means the [*].

3.17. “AFS Protocol” means the protocol provided by Google for accessing the AFS Services, as such protocol may be updated by Google from time to time pursuant to Section 10.

3.18. “AFS Query” means a Query sent to Google by Customer to be processed by Google’s AFS Service.

3.19. “AFS Results Set” means the set of AFS Ads transmitted by Google to Customer in response to an AFS Query.

3.20. “AFS Revenues” for any period during the Services Term means [*].

3.21. “AFS Service” means Google’s AdSense for Search Service.

3.22. “International Sites” shall be those Sites primarily directed and targeted to End Users outside the United States and Canada on which Customer displays Search and/or Advertising Results and to which Google has granted a Client ID ([*]). For the avoidance of doubt, each Non-US Syndicated Sites shall be an International Site.

3.23. “Net AFS Revenues” for any period means [*].

WEBSEARCH

3.24. “WebSearch Box” means a search box into which End Users may enter Queries for submission by Customer to Google as set forth in this Agreement for the purpose of searching the Web.

3.25. “WebSearch Query” means a query sent to Google by Customer to be processed by Google’s WebSearch Service.

3.26. “WebSearch Protocol” means the protocol provided by Google for accessing the WebSearch Services, as such protocol may be updated by Google from time to time in accordance with Section 10 herein.

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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3.27. “WebSearch Results” means WebSearch search results provided by Google through its WebSearch Service.

3.28. “WebSearch Results Set” means the set of WebSearch Results [*] transmitted by Google to Customer in response to a WebSearch Query.

3.29. “WebSearch Service” means Google’s WebSearch Service.

4.	WebSearch Services.

4.1. Scope of WebSearch Services. Subject to the terms and conditions of this Agreement, Google will provide Customer with WebSearch Results through its WebSearch Service for display on the Sites as permitted herein. Subject to and in accordance with the terms and conditions of this Agreement, Customer agrees to [*] the WebSearch Service implementation on each WebSearch Site as agreed upon by the parties and set forth in this Order Form [*] and implement the WebSearch Service on any WebSearch Site or through any WebSearch Client Application added thereafter to the extent permitted herein. To the extent Google withdraws its approval of a WebSearch Site or WebSearch Client Application based upon a breach of this Agreement by such Site or Client Application, or the required agreement with any third party owner or operator of a WebSearch Site or WebSearch Client Application expires or is otherwise terminated, Customer may not maintain WebSearch Services on any such non-approved Site or permit access to the WebSearch Services through such offending Client Application and shall immediately terminate all access by such former WebSearch Site or through the WebSerch Client Application to the WebSearch Services. Furthermore, notwithstanding the above, to the extent Customer no longer owns or operates any WebSearch Site hereunder, Customer shall [*] the WebSearch Service on any such Site.

4.2. Implementation of WebSearch Services. Unless otherwise agreed to by Google in writing, Customer shall implement the WebSearch Services in a manner that: (a) conforms to the WebSearch Specifications set forth in the Cover Page(s) of this Order Form, if any; (b) conforms to Google’s brand treatment guidelines for WebSearch as updated by Google from time to time, the current version of which is located at http://www.google.com/wssynd/02brand.html; (c) [*] conforms [*] to the screenshots and specifications set forth in Exhibit A attached hereto; and (d) otherwise complies with the technical and implementation requirements provided by Google from time to time, including those instructions contained in the documentation setting forth the WebSearch Protocol, provided that for any changes made by Google to such technical and implementation requirements, Customer shall have [*] in which to implement and comply with such requirements as set forth in Section 10. For the avoidance of doubt, subject to the terms and conditions regarding implementation and display set forth in this Agreement, including without limitation the cover sheet of this Order Form and this Section 4.2, Customer shall [*] WebSearch Results on a Results Page. The criteria used to determine placement shall consider [*]. Notwithstanding anything to the contrary in this Agreement, WebSearch Services will not be provided to Customer [*], Customer shall only implement WebSearch Services and display WebSearch Results on [*].

4.2.1. Search Boxes and Queries. Subject to and in accordance with the terms and conditions of this Agreement, Customer shall implement on each WebSearch Site and WebSearch Client Application a WebSearch Box for End Users to enter WebSearch Queries. In addition to WebSearch Sites and WebSearch Client Applications, WebSearch Boxes may only be located on [*] approved by Google. The format and location of each WebSearch Box on each WebSearch Site and WebSearch Client Application is subject to [*]. Unless (and then only to the extent) otherwise approved by Google in writing, Customer understands and agrees that: (a) Queries sent to Google for processing under its WebSearch Service may be initiated only by End Users [*] and (iv) as otherwise expressly approved by Google in writing; and (b) except as otherwise permitted [*], Customer shall send any and all Queries [*] to Google for processing under its WebSearch Services in accordance with the requirements provided by Google, without [*]. Notwithstanding anything to the contrary, Google will have no obligation to process WebSearch Queries that are not sent in compliance with the requirements of this Agreement.

4.2.2. Operation of WebSearch Services. Customer will ensure that each WebSearch Query will [*]. Upon Google’s receipt of a WebSearch Query, Google will transmit a WebSearch Results Set, [*], via Google’s network interface in accordance with the WebSearch Protocol. The WebSearch Results Set will include [*] as part of the transmission of the Query to Google, to the extent that [*] found by Google’s WebSearch Service in response to the Query. The WebSearch Results will be transmitted to Customer [*]. Further, Google shall provide Customer with Search Results from [*]. Customer [*] then display, in each

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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instance, the WebSearch Results Set that corresponds to such WebSearch Query on the applicable WebSearch Site in the manner contemplated by this Agreement.

4.2.3. Labeling, Branding and Attribution. [*]

4.3. License to WebSearch Protocol. Google grants to Customer a limited, nonexclusive and non-sublicensable license during the Services Term to use the WebSearch Protocol solely for the purpose of transmitting WebSearch Queries and other required information and receiving WebSearch Results Sets solely to the extent permitted hereunder. Except to the limited extent expressly provided in this Agreement, Google does not grant, and Customer shall not acquire, any right, title or interest (including, without limitation, any implied license) in or to any Google Intellectual Property Rights; and all rights not expressly granted herein are reserved to Google.

5.	AdSense for Search Services.

5.1. Scope of AdSense for Search Services. Subject to the terms and conditions of this Agreement, Google will provide Customer with AFS Ads through its AFS Service for display on the AFS Sites as permitted herein. Subject to and in accordance with the terms and conditions of this Agreement, Customer agrees to [*] the AFS Service implementation on each AFS Site as agreed upon by the parties and set forth in this Order Form for [*] and implement the AFS Service on any AFS Site or AFS Client Application added thereafter to the extent permitted herein. To the extent Google withdraws its approval of an AFS Site or AFS Client Application based upon a breach of this Agreement by such Site or AFS Client Application, or the required agreement with any third party owner or operator of an AFS Site or AFS Client Application expires or is otherwise terminated, Customer may not maintain AFS Services on any such non-approved Site or permit access to the AFS Services through such offending Client Application and shall immediately terminate all access to the AFS Services by such former AFS Site. Furthermore, notwithstanding the above, to the extent Customer no longer owns or operates any AFS Site hereunder, Customer shall [*].

5.2. Implementation of AFS Services. Unless otherwise agreed to by Google in writing, Customer shall implement the AFS Services in a manner that: (a) conforms to the AFS Specifications set forth in the Cover Page(s) of this Order Form, if any; (b) conforms to Google’s brand treatment guidelines for AFS Services as updated by Google from time to time, the current version of which is located at http://www.google.com/wssynd/02brand.html; (c) [*] conforms [*] to the screenshots and specifications set forth in Exhibit A attached hereto; and (d) otherwise complies with the technical and implementation requirements provided by Google from time to time, including those instructions contained in the documentation setting forth the AFS Protocol, provided that for any changes made by Google to such technical and implementation requirements, Customer shall [*] implement and comply with such requirements as set forth in Section 10. For the avoidance of doubt, subject to the terms and conditions regarding implementation and display set forth in this Agreement, including without limitation in Section 3.2.1 of the GSA and this Section 5.2, Customer shall [*]. The criteria used to determine placement shall [*].

5.2.1. AFS Queries. Unless (and then only to the extent) otherwise approved by Google in writing, Customer understands and agrees that: (a) Queries sent to Google for processing under its AFS Service may be initiated only by End Users [*]; and (v) as otherwise approved by Google in writing; and (b) except as otherwise permitted [*], Customer shall send [*] Queries [*] to Google for processing under its AFS Services in accordance with the requirements provided by Google, without [*]. Notwithstanding anything to the contrary, Google will have no obligation to process AFS Queries that are not sent in compliance with the requirements of this Agreement.

5.2.1.1 Monetization of Queries from Non-Directory Service Sites. Subject to and in accordance with the terms and conditions of this Agreement, to the extent that Customer [*].

5.2.2. Operation of AFS Services. Customer will ensure that each AFS Query will [*]. Upon Google’s receipt of an AFS Query, Google will transmit an AFS Results Set, [*], via Google’s network interface in accordance with the AFS Protocol. The AFS Results Set will include [*]. The AFS Results will be transmitted to Customer [*]. Further, Google shall provide Customer with AFS Results from [*]. Customer shall then display, in each instance, the [*] AFS Results Set that corresponds to such AFS Query on the applicable AFS Site in the manner contemplated by this Agreement, without [*].

5.2.3. Labeling, Branding and Attribution. [*]

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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5.3. License to AFS Protocol. Google grants to Customer a limited, nonexclusive and non-sublicensable license during the Services Term to use the AFS Protocol solely for the purpose of transmitting AFS Queries and other required information and receiving AFS Result Sets, as applicable, solely to the extent permitted hereunder. Except to the limited extent expressly provided in this Agreement, Google does not grant, and Customer shall not acquire, any right, title or interest (including, without limitation, any implied license) in or to any Google Intellectual Property Rights; and all rights not expressly granted herein are reserved to Google.

5.4. Access to Google Administrative Console. Google shall provide Customer with access to the Google Administrative Console which shall permit Customer online access to view and obtain certain metrics regarding Customer’s access to and use of the Services hereunder as made available by Google, including without limitation, [*]. All information accessed by Customer via the Google Administrative Console shall be Confidential Information of Google (except to the extent such information is Confidential Information of both parties as set forth in the following sentence) and shall be subject to all restrictions set forth in Section 7.2 of the GSA. Google shall treat any information and metrics that are specific to [*] as confidential and proprietary information as between the parties and governed by the NDA (as defined in the GSA).

6.	Re-Ordering and Interspersing of Results. [*]

7.	Site Modifications. [*].

8.	Filters.

8.1. General. Certain Services may contain filtering capability, such as SafeSearch, Country Restrict, Language Restrict, AdSafe and other filters. Notwithstanding anything to the contrary, if Customer elects to enable any such filters, Customer expressly acknowledges and agrees (a) it is Customer’s responsibility to enable such features in accordance with the instructions provided by Google in the applicable Service protocol, and (b) that Google cannot and does not make any representation, warranty or covenant that all results will be limited to results elected by enabling such filter(s). For example, but without limiting the foregoing, if Customer elects SafeSearch, Country Restrict, Language Restrict and/or AdSafe, Google cannot and does not make any representation, warranty or covenant that all results will be limited to the countries or languages selected or that all objectionable results will be prevented.

8.2. URL Blocking. [*]

8.3. Filtering by Customer.

8.3.1      [*]

8.3.2      [*]

9.	International Sites. [*]

10.	Updates. If Google updates its technical or implementation specifications from time to time as contemplated herein, Customer shall implement such updates or modifications [*].

11.	Notice of System Changes. Customer will [*] provide Google with [*] notice of any change in the code or serving technology used to display Google Advertising Results and/or Search Results (e.g., a change in the advertising serving technology used) [*].

12.	Optimization. The parties agree to consult in good faith from time to time with the objective of optimizing the performance of Ads served under this Agreement.

13.	Technical Support. Subject to the terms and conditions of this Agreement, during the Services Term Google shall provide technical support services to Customer in accordance with [*]. Prior to making any support request to Google, Customer shall [*]. Thereafter, Customer’s Technical Contact may submit a written request for technical support via email to the applicable Google alias set forth below, or such other email address that Google may provide from time to time. [*].

•	[*]

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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•	[*]

14.	Fees and Payment Terms.

14.1. WebSearch Services. Subject to the terms and conditions of this Agreement, Google shall bill Customer [*] at the rates stated on the Cover Page(s) of this Order Form and all such fees shall be due and payable [*]. [*] during the Services Term, Google shall provide Customer with online access to WebSearch Services usage reports [*].

14.2. AdSense for Search. Subject to the terms and conditions of this Agreement, [*] Customer shall receive that percentage of Net AFS Revenues as set forth below (“Net AFS Payment”):

14.2.1 [*]

(a)	Revenue Share. [*]

(b)	[*]

[*]

(c)	[*]

14.2.2	[*]

14.2.3	[*]

Payments required under this section 14 shall be made [*].

14.3. Non-Qualifying Ads. Notwithstanding any of the foregoing, Google shall not be liable for payment in connection with any amounts which result from [*], in each case as reasonably determined by Google. [*].

14.4. Methods of Payment.

14.4.1. Payments to Google. All payments due to Google shall be in the currency specified in this Order Form. Any charges for converting foreign currency shall be the responsibility of Customer and shall be invoiced accordingly. If paid in US dollars, payments to Google shall be made preferably via wire transfer with the following instructions:

[*]	[*]	[*]
[*]	[*]	[*]

14.4.2. Payments to Customer. Payments to Customer (if by wire transfer) shall be made pursuant to the wire transfer instructions specified on this Order Form. In addition, Customer acknowledges that Google may, at its option and upon written notice to Customer, [*] in addition to whatever other rights and remedies Google may have hereunder or thereunder. In addition, Google reserves the right to [*].

15. Authority to Bind. Each of Customer’s and Google’s signatory to this Order Form represents and warrants that he or she has the power and authority to accept and bind Customer and Google, as the case may be, to the terms of this Order Form.

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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This Order Form may be executed in counterparts, including facsimile counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

Google: GOOGLE INC.	Customer: INFOSPACE SALES LLC

By:	/s/ Joan Braddi	By:	/s/ James Voelker
Print Name: Joan Braddi		Print Name: James Voelker
Title: VP, Search Services		Title: CEO
Date: October 1, 2005		Date: October 1, 2005

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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[*]

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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[*]

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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[*]

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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[*]

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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Exhibit B

URL Blocklist

[*]

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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Exhibit C

Complete List of Approved Sites and Client Applications as of Order Form Effective Date

(including all Syndicated Sites and Non-Hosted Syndicated Sites)

[*]

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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